GENERAL	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
GENERAL

Ship Finance International Limited ("Ship Finance" or the "Company") is an international ship and offshore asset owning and chartering company, incorporated in October 2003 in Bermuda as a Bermuda exempted company. The Company's common shares are listed on the New York Stock Exchange under the symbol "SFL". The Company is primarily engaged in the ownership, operation and chartering out of vessels and offshore related assets on medium and long-term charters.

As of December 31, 2016, the Company owned 11 very large crude oil carriers ("VLCCs"), four Suezmax crude oil carriers, eight Capesize dry bulk carriers, five Supramax dry bulk carriers, seven Handysize dry bulk carriers, two Kamsarmax dry bulk carriers, 20 container vessels, two car carriers, two jack-up drilling rigs, two ultra-deepwater drilling units, five offshore support vessels and two chemical tankers. The two ultra-deepwater drilling units and one of the jack-up drilling rigs referred to above are owned by wholly-owned subsidiaries of the Company that are accounted for using the equity method (see Note 16: Investment in associated companies). At December 31, 2016, the Company had also contracted to acquire two product tankers scheduled for delivery in 2017. In addition, the Company has entered into agreements to charter-in two 19,200 twenty-foot equivalent units ("TEU") newbuilding container vessels on a long-term bareboat basis, one of which was delivered from the shipyard in December 2016, with the other delivered in March 2017. At December 31, 2016, one of the VLCCs was being classified as a "held for sale" asset.

Since its incorporation in 2003 and public listing in 2004, Ship Finance has established itself as a leading international ship and offshore asset owning and chartering company, expanding both its asset and customer base.